Exhibit 99.1

New York & Boston
Presentations to the Financial
Community
Carl Chapman - President and CEO
Jerry Benkert - Executive Vice President and CFO
March 3-4, 2011

Forward-Looking Statements
All statements other than statements of historical fact are forward-looking statements made in good faith by the company and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements are based on management’s beliefs, as well as assumptions made by and information currently available to management and include such words as “believe”, “anticipate”, ”endeavor”,
“estimate”, “expect”, “objective”, “projection”, “forecast”, “goal”, “likely”, and similar expressions intended to identify forward-looking statements.
Vectren cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond Vectren’s ability to control or estimate precisely and actual results could differ materially from those contained in this document.
Forward-looking statements speak only as of the date on which our statement is made, and we assume no duty to update them. More detailed information about these factors is set forth in Vectren’s filings with the Securities and Exchange Commission, including Vectren’s
2010 annual report on Form 10-K filed on February 17, 2011.
Robert L. Goocher, Treasurer and VP - Investor Relations
rgoocher@vectren.com
812-491-4080

➢ NYSE Symbol: VVC
➢ 8-10% Target Annual Total
 Shareholder Return
 • Annual dividends paid increased
 51st consecutive year in Dec. 2010
 to annualized rate of $1.38 per
 share
➢ Over 1.1 million utility customers
 in Indiana and Ohio
 • Operate in constructive regulatory
 environments with revenue
 stabilization mechanisms
➢ Well diversified nonutility portfolio
 linked to core utility
➢ $4.8 billion in assets
➢ $2.1 billion in revenues
➢ $2.1 billion market cap
➢ S&P: A-, Moody’s: A3
 Stable outlook for both
Utility Net Income
Consolidated Net Income*
Three Year Average (’08-’10)
Utility
84%
Nonutility
16%
Electric
50%
Gas
50%

* Excludes the 2009 Liberty charge of $11.9 million.
Vectren Corporation Overview

* Jointly owned (61%) with a subsidiary of Citizens Energy Group.
Vectren
Utility
Vectren
Nonutility
Vectren North
Indiana Gas
Vectren South
SIGECO -
Electric
Vectren South
SIGECO - Gas
Vectren Ohio
VEDO
Infrastructure
Services
Energy
Services
Coal Mining
Energy
Marketing
Miller Pipeline
Energy
Systems Group
Prosperity Mine
Oaktown Mine 1
Oaktown Mine 2
(under development)
ProLiance
Energy*
Vectren
Source

Vectren at a Glance

Nonutility Business Operations - Offices
Vectren Energy Delivery of Indiana - North
Vectren Energy Delivery of Indiana - South
Vectren Energy Delivery of Ohio
Utility Service Territories
Vectren’s Footprint
OH
IN
Indianapolis
Columbus
Louisville
Cincinnati
Birmingham
Little Rock
York
South River
Kansas City
New Smyrna
Beach
Dayton
Evansville
St. Louis
Atlanta
Johnson City
Richmond
Raleigh
Nashville
Clearwater
Ft. Worth
Mobile
Houston
Greenville
Lansing
Traverse
 City
Miller Pipeline
Energy Systems Group
Vectren Fuels
ProLiance Energy
Vectren Source

Looking Ahead - Strategies for 2011 and Beyond
Utility
➢ Execute strategies to consistently achieve annual utility earnings growth target of 3%
 • Earn allowed returns in gas and electric utilities
 – Implement new electric rates from pending base rate case
 – Aggressively manage costs through performance management and strategic sourcing
 – Seek continued support for alternative regulatory solutions that encourage customer conservation and also reduce the size and frequency of traditional base rate cases
 • Disciplined allocation of capital to operate at cash flow neutral
 – Reinvest earnings to support necessary rate base growth
 – Reduce external financing requirements
Nonutility
➢ Continued growth and profitability of existing portfolio of nonutility businesses
 • Increase investments in Infrastructure and Energy Services businesses to drive longer term earnings growth
 • As demand continues to recover, open Oaktown #2 coal mine in 2012 and ramp up to full production
 • Focus on dramatically improving ProLiance’s profitability prospects through customer growth and significant reductions in fixed cost structure

Generation Portfolio
➢ 5 Coal-fired base units - 1,000 MW
 • 100% scrubbed for SO2
 • 90% controlled for NOx
 • Combination of pollution controls, including
 fabric filter technology, have the co-benefit
 of removing substantial levels of mercury
 and particulate matter
➢ 6 Gas-fired peak-use turbines - 295 MW
➢ Purchased capacity - 100 MW thru 2012
➢ Renewable energy ~ 5%
 • Land-fill gas generation facility - 3 MW
 • Wind energy - 80 MW via purchased power
Vectren North - Indiana Gas
560,000 Gas Customers
Vectren South - SIGECO
110,000 Gas Customers
Vectren Ohio - VEDO
310,000 Gas Customers
Vectren South - SIGECO
141,000 Electric Customers
Vectren Utility
Holdings, Inc.
The Utility Group

VECTREN

	Gas			Electric
	South	North	Ohio	South
Environmental CWIP Recovery Under SB 29				✓
Recovery of MISO Transmission Investments				✓
Gas Cost and Fuel Cost Recovery	✓	✓	✓	✓
Lost Margin Recovery Mechanisms (Decoupling)	✓	✓		(1)
Normal Temperature Adjustment (NTA)	✓	✓		
Straight Fixed Variable Rate Design			✓	
Bad Debt Expense - Tracked			✓	
Bad Debt Related to Gas Costs - Tracked	✓	✓		
Unaccounted for Gas - Tracked	✓	✓	✓	
Recovery of Bare Steel/Cast Iron Replacement Costs	✓	✓	✓

Constructive Utility Regulation - Mitigating Risk
(1)
➢ Electric base rate increase expected beginning in
 1st half of 2011
 • $34 million request at 10.7% ROE
 • 2011 guidance includes ~$15-20 million of
 revenue, which reflects partial year
 • Decoupling rate design requested
➢ Gas Utilities’ Rate Base: ~$1.2 billion
 •  ~$0.9 billion Indiana
 •  ~$0.3 billion Ohio
➢ Electric Utility Rate Base: ~$1.3 billion
 •  All Indiana
➢ ~10.2% Total Gas & Electric Allowed ROE

$ in millions

Utility Capital Expenditures	2010	Forecast 2011	2012	2013	3-Yr Total 2011-2013
Electric Utility	$ 126	$ 105	$ 105	$ 115	$ 325
Gas Utilities	98	115	110	105	330
VUHI Shared Assets & Other	22	25	15	20	60
VUHI Consolidated Cap Ex	$ 246	$ 245	$ 230	$ 240	$ 715

Significant Utility Expenditures					
Electric Transmission	$ 55	$ 30	$ 30	$ 35	$ 95
Bare Steel/Cast Iron/Riser	25	45	45	40	130
Environmental	10	10	10	5	25

Utility Investments and Cash Flow
➢ Anticipate achieving free cash flow neutral in 2011-2013, similar to 2010
 • Depreciation & amortization expense of $190 to $200 million expected through 2013
➢ Favorable regulatory support in recovering capital spend on significant utility expenditures
 • Incremental margins expected in 2011 from regulatory mechanisms for current recovery of Ohio bare steel/cast iron (BS/CI) expenditures, and favorable BS/CI accounting treatment in IN
 • Total investment of ~$90 million in high voltage electric transmission line, timely recovered at FERC-approved equity return of 12.38%, with completion in 2012; 2011 earnings to reflect a return on ~$75 million of the total investment (~$30 million in 2010)
➢ Utilize cash generated from bonus depreciation to reduce external financing requirements and accelerate planned funding of pension plans ($25 million)
 • Estimate will generate ~$100 million of incremental cash in 2011-2013

$ in millions	Midpoint 2011E		2010*	
Net Income	$	122	$	124

"Weather-Normalized" 2010 Net Income of ~$118

Margin	$	837	$	822
O & M		265		256
O & M - Pass thru		51		43
Depreciation		192		188
Other Taxes		58		60
Interest		82		81
Other Income		8		7
Income Taxes		75		77

➢ Utility Outlook
 • 2011 earnings expected to grow roughly 3% from weather-normalized 2010 earnings
 • New electric base rate increase expected to increase earnings beginning in 1st half of 2011
 • Industrial gas and electric sales expected to be comparable to improved 2010 levels, as economy in service territories continues to improve
 • Aggressively manage costs with focus on improving processes and operating efficiencies
 – 2011 O&M includes an $8 million increase for planned maintenance on several electric generating units

Utility Guidance & Outlook

Miller Pipeline Net Income (1)
$ in Millions
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
2006
2007
2008
2009
2010
2011E

(1) Net income in 2007 and 2008 includes significant pipeline integrity work and strong pre-recession operating margins
~15% CAGR
2006-2011E

Nonutility Outlook
Infrastructure Services - Miller Pipeline
➢  2011 earnings projected to increase ~25% over 2010; significant drivers for future growth include:
 • New and existing customers - more projects as economy continues to rebound; availability of bonus depreciation
 – Bare steel/cast iron replacement programs, along with waste water and sewer rehabilitation projects
 – Increased emphasis on growing gas transmission construction business, building off successful 2010 projects
 – Competing for growing number of new shale gas pipeline infrastructure projects
 – Significant work expected related to gas pipeline infrastructure integrity assessments resulting from San Bruno and other recent incidents
 • Utilization of technology and other workforce improvement measures to drive improved productivity, efficiency and control costs
 • Infrastructure is a focused growth area for Vectren and may include strategic acquisitions in the future

Energy Systems Group Net Income (1)
$ in Millions
$10.0
$8.0
$6.0
$4.0
$2.0
$-
2006
2007
2008
2009
2010
2011E

(1) Net income in 2008 & 2009 included a significant renewables project each year
~20% CAGR
2006-2011E

Nonutility Outlook
Energy Services - Energy Systems Group (ESG)
➢  2011 earnings projected to increase ~5% over 2010, even with ramp up of personnel
 • Positive impacts on earnings of record backlog of $118 million at 12/31/10 ($70 million at beginning of 2010)
 • Continue to expand geographic footprint, including Texas, Colorado, New Mexico, and the U.S. Virgin Islands
 • On 2/8/11, selected to design, construct and operate a landfill gas-to-recycled natural gas processing facility for
 DeKalb County, Georgia
 • Competing for additional renewable energy projects; including making direct investments in strategic projects
 • Projected earnings decrease by $2-3 million as additional employees and supporting infrastructure are added to more aggressively grow the business

Vectren Fuels Net Income (1)
$ in Millions
$20.0
$15.0
$10.0
$5.0
$-
$(5.0)
2006
2007
2008
2009
2010
2011E

(1) Net loss in 2008 due to low production and high operating costs related to revised MSHA guidelines

~35% CAGR
2006-2011E

Nonutility Outlook
Coal Mining - Vectren Fuels
➢  2011 earnings expected to increase ~50% over 2010
 • Increasing volumes of coal produced of 5.1 million tons and sales of 5.4 million tons (sales of 3.7 million tons in ’10)
 – Over 90% of 2011 total expected sales is already contracted and priced
 – Vectren utilities expect to purchase 1.9 million tons in 2011, including 200k tons deferred from prior years
 – Approximately 40% and 15%, respectively, of 2012 and 2013 expected production already contracted and priced
 – 3rd and final section of continuous miners at 1st Oaktown mine expected to be in production in March 2011
 • Reduced costs at Oaktown 1 due to additional volumes
 • Aggressively managing mine production costs, including reconfiguration of older Prosperity mine
 • As 2nd Oaktown mine comes online in 2012, production costs per ton expected to decline
 – Will enable cost sharing of investments already made in wash plant, rail spur, etc., plus other operating efficiencies
 • Through December 2010, $185 million in development costs already incurred of expected $205 million total for both
 Oaktown mines

Vectren Source Customers (Ending)
In Thousands
300
250
200
150
100
50
-
2006
2007
2008
2009
2010
2011E

Vectren Source Net Income (1)
$ in Millions
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$(1.0)
2006
2007
2008
2009
2010
2011E

(1) Net income in 2009 resulted from market conditions as revenues on variable priced sales contracts fell more slowly than unusually high natural gas costs
~40% CAGR
2007-2011E

Nonutility Outlook
Energy Marketing - Vectren Source
➢  2011 earnings projected to increase ~10% over 2010
 • Growing customer base
 – Projected to grow to 290,000 in 2011 from 227,000 in 2010
 – Successfully competed in Ohio auction to provide gas to an additional 28,000 Vectren Ohio customers beginning April 2011
 • Considering expanding footprint to markets in additional states
 • Evaluating additional products and service offerings for customer base

Nonutility Outlook
Energy Marketing - ProLiance
➢  2011 results projected to reflect a net loss of ~$13 million
 • Loss projected for 1st quarter 2011 estimated to be in the $9-13 million range
 – Compares to ~$4 million of net income in the 1st quarter of 2010
 – Driven by no seasonal storage value and virtually no cash to NYMEX being realized in the quarter
 • Near breakeven results projected for remainder of 2011 based on:
 – For quarters 2 - 4 the forward price curve is currently in contango offering the month-to-month price spreads needed for better storage optimization and cash to NYMEX opportunities
 – Summer to winter seasonal spread budgeted at $0.50 - $0.55/Dth beginning in the 4th quarter;
 current spread is indicated to be ~$0.55/Dth
 – Demand costs for pipeline and storage capacity are highest in the 1st quarter
 – Indicated locational basis spreads are better for the remainder of the year
 – For example, Panhandle Eastern Pipeline production area basis is indicated to be $0.15
 - $0.20/Dth in the 1st quarter and $0.25 - $0.30/Dth during the remainder of the year

Nonutility Outlook
Energy Marketing - ProLiance - cont’d
➢ ProLiance’s business model is being adapted to evolving market dynamics for long-term success
 • Implementing new trading strategies, but within VaR limit of $2.5 million
 • Initiatives underway to reduce G&A costs further; to date, reduced 15% vs. 2010 (annualized)
 • Creating new margin opportunities by increasing sales to existing and new commercial and industrial (C&I) customers through enhanced marketing programs
 – C&I customer count is up ~15% in 2010 vs. 2009
 – C&I and power generation customers’ annual volumes up ~30% in 2010 vs. 2009
 • Exploring various renegotiation strategies for transportation and storage contracts, including
 –  $25 million or one-third of contracts that expire over next 3 years and $40 million or half over next 5 years
➢ Forward price curve indicates potential for improved margins; each $0.10 change in seasonal storage spreads equates to $4 million of margin at the ProLiance level
➢ Although there can be no assurance, current forward price curve of basis and seasonal spreads and expected profitability improvement measures indicate ProLiance results may be breakeven in 2013 at the
 Vectren level
➢ Resources with optionality and highly rated marketer
 • 46 Bcf of natural gas storage and diverse pipeline transportation network under contract
 • Ranked #2 out of 32 gas marketers in 2010 Mastio customer satisfaction survey; in top 4 each of the past 5 years
 • Unanimous settlement filed in IN for ProLiance’s continued provision of gas supply services to Vectren & Citizens for an additional five years

$ in millions	Midpoint 2011E	2010
Infrastructure Services	$ 3.9	$ 3.1
Energy Services	6.8	6.4
Coal Mining	18.1	11.9
Energy Marketing		
ProLiance	(13.0)	(7.9)
Source	4.0	3.7
Subtotal - Primary Businesses	19.8	17.2
Other Businesses	(1.5)	(7.4)
Nonutility Net Income	$ 18.3	$ 9.8
Nonutility Net Income, Excl. ProLiance	$ 31.3

Nonutility Guidance

➢ As ProLiance repositions itself in the marketplace, Vectren believes earnings-based multiples of a projected loss do not accurately capture the long-term value of the business
 • Balance sheet - $209 million of members’ equity (book value) at 12/31/10, virtually no debt or corporate guarantees
 – Vectren’s 61% share of members’ equity is ~$127 million, partially funded with debt
 • Although there can be no assurance, current forward price curve of basis and seasonal spreads and expected profitability improvement measures indicate ProLiance results may be breakeven in 2013 at the Vectren level
 • ProLiance has contributed significant earnings and cash dividends to Vectren over the years, though Vectren’s common stock dividend is not contingent upon ProLiance’s earnings
 • ProLiance has saved the customers of its parent companies a combined total of nearly $200 million in gas costs since its inception
ProLiance Valuation Considerations

Vectren Valuation Considerations Excluding ProLiance
➢ 2011 EPS Guidance Midpoint without ProLiance: $1.87 per share
➢ 2011 Combination Co. Peer Median PE: ~14 to 14.5 times; Gas Co. Peer Median PE: ~16.5 to 17 times
➢ Attractive total shareholder return targeted at 8-10% annually
 • Including attractive dividend, with current yield > 5%; 51 consecutive years of increasing annual dividends paid
➢ Utilities operate in constructive regulatory environments with many revenue stabilization mechanisms
 • Utility results make up 80% of 2011 guidance excluding ProLiance
➢ Well diversified nonutility portfolio linked to core utility
 • Upside earnings opportunity on top of solid utility earnings prospects

2010			2011E
	Reported EPS	Adjustments	"Normalized" EPS	Guidance Midpoint
Utility	$ 1.53	$ (0.08)	$ 1.45	$ 1.50
Nonutility, excl. ProLiance	0.22	0.08	0.30	0.37
Consolidated, excl. ProLiance	$ 1.75	$ -	$ 1.75	$ 1.87
ProLiance	$ (0.10)			$ (0.15)

* Reaffirmed with no change from conference call date of February 17, 2011.
2011 EPS Guidance*
Consolidated: $1.60 to $1.85 per share
 Utility: $1.45 to $1.55 per share
 Nonutility, excl. ProLiance: $0.32 to $0.42 per share
 ProLiance: $(0.20) to $(0.10) per share
Notes on Adjustments
➢ Utility of ($0.08) - weather vs. normal
➢ Nonutility of $0.08 - charges related to legacy investments

Summary - Investment Fundamentals
➢ Attractive total shareholder return targeted at 8-10% annually
➢ Over 1.1 million utility customers in Indiana and Ohio
 • Operate in constructive regulatory environments with numerous revenue stabilization mechanisms
 • Utility growth driven by reinvestment of earnings in recoverable infrastructure improvements, increasing large customer demand and implementation of new electric base rates
 • Disciplined management of cap ex and operating expenses
 • Resulting in more predictable earnings growth opportunities and strong cash flow
➢  Well diversified nonutility portfolio linked to core utility
 • Upside earnings opportunity on top of solid utility earnings prospects
 • Long-term growth primarily focused on significant growth in infrastructure and energy services businesses, along with ramp up of coal mines to full production
 • Executing on strategies to grow the Source customer base and return ProLiance to profitability
➢  Stable ‘A’ rated company (both Moody’s & S&P) with strong balance sheet, liquidity, and cash flows
➢  Experienced management team
➢  Attractive dividend
 • 51 consecutive years of increasing annual dividends paid
 • Attractive dividend yield

Appendix

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Appendix
Review of 2010 Highlights
➢ Utility Group
 • Solid recovery year for large customer usage
 • Summer cooling weather was significantly warmer than normal and 2009
 • Continued progress on high voltage transmission line - earning a timely return on the investment
 • Electric rate case process complete - awaiting final Commission order
➢ Nonutility Group
 • Solid year for most businesses - on plan
 • Well positioned for growth in 2011 and beyond, including continued progress on Oaktown mines
 • Challenging year for gas marketers, including ProLiance; loss for the year and will continue into
 2011
➢ Other Highlights
 • Strengthened liquidity profile via successful debt offerings, renewed credit facilities
 • Moody’s upgrade to A3 - now ‘A’ rated by both Moody’s and S&P
 • 51st consecutive year of dividend increases
 • Carl Chapman becomes Vectren CEO as Niel Ellerbrook retires

VECTREN

$ in millions, except per share amounts	3 Months Ended Dec 31		12 Months Ended Dec 31	
	2010	2009	2010	2009
Reported Earnings				
Utility Group	**$ 33.6**	**$ 35.9**	**$ 123.9**	**$ 107.4**
Nonutility Group				
Infrastructure Services	0.9	0.2	3.1	2.4
Energy Services	2.2	3.0	6.4	8.4
Coal Mining	3.8	6.0	11.9	13.4
Energy Marketing				
ProLiance	2.0	7.5	(7.9)	(2.3)
Source	2.9	2.5	3.7	6.4
Other Businesses	-	(0.2)	(7.4)	(2.5)
Total Nonutility Group	**11.8**	**19.0**	**9.8**	**25.8**
Corporate and Other	-	(0.3)	-	(0.1)
Vectren Consolidated	**$ 45.4**	**$ 54.6**	**$ 133.7**	**$ 133.1**
Earnings Per Share				
Utility Group	$ 0.42	$ 0.44	$ 1.53	$ 1.33
Nonutility Group	0.14	0.24	0.12	0.32
Reported EPS	**$ 0.56**	**$ 0.68**	**$ 1.65**	**$ 1.65**
Avg Common Shares Outstanding - Basic	81.5	80.8	81.2	80.7

Appendix
Consolidated 2010 Results

Infrastructure Services - Miller Pipeline
➢ Provides underground pipeline
 construction and repair services for
 natural gas, water and wastewater
 companies
 • 2010 revenues of $197 million
 • Over 1,600 employees
 • Over 50 years in construction business
 • Acquired 5 small regional pipeline
 construction companies over past 4 years,
 expanding location and scope of operation
➢ Operates primarily in the Midwest, Mid-
 Atlantic and Southern regions
 • Major customers include Vectren,
 NiSource, Duke, LG&E, Alagasco and
 Citizens
 • Continue to expand into new areas and
 add new customers
➢ Bare steel/cast iron replacement
 programs as utilities receive regulatory
 support and increase capital spending
➢ Significant work expected related to gas
 pipeline infrastructure integrity
 assessments resulting from San Bruno
 and other recent incidents
➢ Longer-term opportunities expected from
 the development and construction of
 gathering and pipeline interconnects to
 support the development and
 transportation of shale gas
Appendix

VECTREN

$ in millions	Midpoint 2011E	12 Months Ended Dec 31 2010	12 Months Ended Dec 31 2009	3 Months Ended Dec 31 2010	3 Months Ended Dec 31 2009
Net Revenue [1]	$ 205.0	$197.0	$174.0	$53.7	$46.8
Gross Margin as % of Revenue	12%	11%	11%	12%	8%
Depreciation and Amortization	$ 9.5	$ 8.8	$ 8.3	$ 2.3	$ 2.2
EBITDA [2]	$ 20.5	$ 17.8	$ 15.3	$ 5.0	$ 2.6
Net Income [2]	$ 3.9	$ 3.1	$ 2.4	$ 0.9	$ 0.2

Footnote:

1) Net of pass-through costs, including material and subcontractor costs

2) After Allocations

Appendix

Nonutility Metrics - Infrastructure Services

Energy Services - Energy Systems Group (ESG)
➢ Performance contracting and renewable
 energy project group
 • 2010 revenues of $147 million
 • More than 225 employees
➢ Operates primarily in the Midwest, Mid-
 Atlantic and Southern regions, recently
 expanding its territorial reach including Texas
 and Arkansas
 • Major customers include hospitals, universities,
 governments and schools (HUGS)
➢ Provides energy-saving performance
 contracting
 • Design facility improvements that pay for
 themselves from energy savings and
 operational improvements
➢ Designs, constructs, manages and owns
 renewable energy projects
 • Successfully completed three landfill gas projects
 • Recently selected to design, construct and
 operate a landfill gas-to-recycled natural gas
 processing facility in Georgia
➢ ESG is partnering with eight gas/electric
 utilities as conservation and renewable
 energy contractor
 • Subcontractor under the federal “area
 wide” contractor mechanism to develop
 energy efficiency conservation projects to
 federal installations
➢ Energy Efficient Commercial Building
 federal income tax deductions (Revenue
 Code 179D) available through 2013
Appendix

$ in millions	Midpoint 2011E	12 Months Ended Dec 31 2010	12 Months Ended Dec 31 2009	3 Months Ended Dec 31 2010	3 Months Ended Dec 31 2009
Revenue	$ 170.0	$ 146.9	$ 121.3	$ 39.2	$ 35.6
Gross Margin as % of Revenue	25%	25%	28%	27%	28%
EBITDA [(1)]	$ 11.5	$ 10.0	$ 11.8	$ 3.5	$ 3.3
Net Income [(1)]	$ 6.8	$ 6.4	$ 8.4	$ 2.2	$ 3.0
Ending Backlog	$ 105	$ 118	$ 70	$ 118	$ 70
New Contracts	$ 145	$ 184	$ 114	$ 90	$ 26

Footnote:

1) After Allocations

Appendix

Nonutility Metrics - Energy Services

Coal Mining
➢ Mines and sells Indiana coal to Vectren’s
 utility operations and other third parties
 • 2010 revenues of $210 million
 • 750 contract mining jobs with completion of
 Oaktown mines
➢ Competitive location - 13 power plants
 within 50 mile radius of underground mines
➢ 2011 sales estimated at 5.4 million tons
 compared to 3.7 million in 2010
 • Estimated margin of ~$7 per ton
➢ Prosperity Mine
 • 33 million tons of reserves
 • 4.0 lbs SO2 - 11,300 BTU
 • Est. max annual production up to 3 million tons
➢ Prosperity Mine phase one reconfiguration
 to be completed by 1st quarter 2011
 • Driving cost reductions
➢ Oaktown Mines 1 & 2
 • 105 million tons of reserves
 • Less than 6.0 lbs SO2 - 11,200 BTU
 • Oaktown #1 - shipped coal in Feb 2010
 • Oaktown #2 - In service 2012
 • Est. max annual production
 – Oaktown #1 up to 3 million tons
 – Oaktown #2 up to 2 million tons
➢ Ramp up in production dependent on
 contracts, negotiations continue
➢ Long-term Illinois Basin coal demand
 expected to continue increasing as economy
 improves, inventory levels reduced, and
 lower Appalachian production
Appendix

$ in millions, except per ton	Midpoint 2011E	12 Months Ended Dec 31 2010	12 Months Ended Dec 31 2009	3 Months Ended Dec 31 2010	3 Months Ended Dec 31 2009
Revenue	$ 275.0	$210.0	$193.7	$ 50.2	$ 56.8
Cost of Sales	$ 237.0	$181.3	$167.2	$ 42.3	$ 47.9
DD&A	$ 34.0	$ 30.7	$ 21.6	$ 8.2	$ 5.4
EBITDA (1)	$ 65.0	$ 52.6	$ 41.4	$ 14.5	$ 12.4
Net Income (1)	$ 18.1	$ 11.9	$ 13.4	$ 3.8	$ 6.0
Tons Produced	5.1	3.8	3.6	1.1	0.9
Tons Sold	5.4	3.7	3.5	0.9	1.0
Avg Realized Price/Ton (w/o freight)	$ 49.00	$51.71	$51.52	$52.07	$52.29
Cost of Sales/Ton (w/o freight)	$ 42.00	$43.51	$43.98	$43.10	$43.52

Footnote:

1) After Allocations

Appendix

Nonutility Metrics - Coal Mining

Energy Marketing - ProLiance Energy
➢ Energy marketing affiliate with Vectren
 (61%) and Citizens Energy Group (39%) -
 equity accounting
 • 2010 revenues of $1.5 billion
 • 100 employees
 • Operates throughout the Midwest and
 Southeast U.S
➢ Provides bundled gas services, including
 base load, peaking sales, risk management,
 and other ancillary services
 • Retail services to over 1,750 Commercial and
 industrial customers
 • Wholesale services to utilities, municipals,
 power generators
➢ Storage & Transportation optimization is
 the primary earnings driver (includes
 arbitrage opportunities for price differences
 across time and location in physical and
 financial markets)
 • 46 Bcf of storage
 • Balanced book approach - VaR capped at $2.5
 million
➢ Margins associated with optimizing the
 transportation and storage portfolio
 reduced
 • General compression of natural gas prices
 and reduction of firm transportation spread
 values between the production areas and the
 Midwest market area due to:
 – Lower industrial demand
 – New shale gas supplies
 – New pipeline infrastructure in service
 – Lower relative gas prices
➢ Near-term focus to improve margin
 opportunities
 • Maintain flexibility to take advantage of price
 volatility and widening seasonal spreads
 • Focus on growing commercial and industrial
 customer segment
 • Cost reductions
 • Looking for opportunities to renegotiate
 transportation and storage contracts
 – $25 million (one-third) of contracts expire
 over next 3 years and $40 million (half)
 over next 5 years
Appendix

ProLiance *$ in millions*	Midpoint 2011E	12 Months Ended Dec 31 2010	12 Months Ended Dec 31 2009	3 Months Ended Dec 31 2010	3 Months Ended Dec 31 2009
Gross Margin	$ 6.0	$ 25.5	$ 63.2	$ 14.8	$ 30.1
Margin from Asset Optimization	n/a	39%	81%	70%	87%
EBITDA	$ (20.0)	$ (2.0)	$ 38.4	$ 9.1	$ 23.2
Vectren Net Income [(1)]	$ (13.0)	$ (7.9)	$ (2.3)	$ 2.0	$ 7.5
Firm Storage Capacity (Bcf) - End of Period	46	46	46	46	46

Appendix

Nonutility Metrics - Energy Marketing

Energy Marketing - Vectren Source
➢ Source provides natural gas and other
 related products and services to retail
 customers in the Midwest and Northeast
 • 2010 revenues of $143 million
 • Current staffing of over 50 FTE’s
 • Operates in 7 LDC territories in 3 states -
 Ohio, Indiana and New York, with highest
 customer concentration in Ohio
➢ 12/31/10 customer count of 227,000, an
 increase of 38,000 year over year
➢ Focus on customer retention with a
 contract renewal rate above 90%
➢ Conservative risk management practices
 • Good mix of fixed and variable price
 customers
➢ Ohio is transitioning to a fully deregulated
 market, providing growth opportunities as
 energy delivery companies exit the
 merchant function of buying natural gas for
 its customers
 • Successfully bid on one tranche of Vectren
 Ohio’s customers in the regulatory approved
 auction to sell the gas commodity to specific
 customers for a 12-month period
➢ Developing a residential energy efficiency
 service with a pilot offering available in
 Cleveland under GreenStreet Solutions SM
 • General contractor role in home energy audits
 and complete service to implement
 recommendations
 • Positioned to take advantage of Home Star
 program if approved by Congress
 • Will be expanding into Cincinnati/Dayton
 market in 2011
Appendix

Vectren Source	$ in millions	Midpoint 2011E	12 Months Ended Dec 31 2010	12 Months Ended Dec 31 2009	3 Months Ended Dec 31 2010	3 Months Ended Dec 31 2009
Margin		$ 23.0	$ 19.5	$ 23.5	$ 7.8	$ 7.1
EBITDA [(1)]		$ 8.0	$ 6.5	$ 10.4	$ 4.6	$ 3.7
Net Income [(1)]		$ 4.0	$ 3.7	$ 6.4	$ 2.9	$ 2.5
Customers (year-end)		290,000	227,000	189,000	227,000	189,000

Footnote:

1) After allocations

Appendix

Nonutility Metrics - Energy Marketing

 Per share earnings contributions of the Utility Group, Nonutility Group, and Corporate and Other
 are presented herein and are non-GAAP measures.  Such per share amounts are based on the earnings contribution of each group included in Vectren’s consolidated results divided by
 Vectren’s basic average shares outstanding during the period.  The earnings per share of the groups do not represent a direct legal interest in the assets and liabilities allocated to the groups, but rather represent a direct equity interest in Vectren Corporation's assets and liabilities as a whole.  These non-GAAP measures are used by management to evaluate the performance of individual businesses.  In addition, other items giving rise to period over period variances, such as weather, are presented on an after tax and per share basis.  These amounts are calculated at a statutory tax rate divided by Vectren’s basic average shares outstanding during the period.  Accordingly, management believes these measures are useful to investors in understanding each business’ contribution to consolidated earnings per share and in analyzing consolidated period to period changes and the potential for earnings per share contributions in future periods. Reconciliations of the non-GAAP measures to their most closely related GAAP measure of consolidated earnings per share are included throughout the presentation presented.  The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with
 GAAP, and the financial results calculated in accordance with GAAP.
Appendix
Use of Non-GAAP Performance Measures and Per Share Measures